                                                                     EXHIBIT 1.1

                           Form of Purchase Agreement
                           --------------------------

                               WATERS CORPORATION
                            (a Delaware corporation)


                      _____________ Shares of Common Stock


                               PURCHASE AGREEMENT
                               ------------------


                                                              ____________, 1996


MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York  10281-1209

Ladies and Gentlemen:

          Waters Corporation, a Delaware corporation (the "Company" or "Waters"), Waters Technologies Corporation ("Technologies"), a Delaware corporation, and the persons listed in Schedule A hereto (the "Selling Stockholders") confirm their agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") with respect to the sale by the Selling Stockholders and the purchase by the Underwriter, of an aggregate of ___________ shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"), in the respective numbers set forth opposite the name of each Selling Stockholder in Schedule A hereto to be purchased by the Underwriter are hereinafter called the "Shares."

          You have advised us that you desire to purchase the Shares.

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          The initial public offering price per share for the Shares and the purchase price per share for the Shares to be paid by the Underwriter shall be agreed upon by the Selling Stockholders and the Underwriter, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication among the Company, Technologies, the Selling Stockholders and the Underwriter and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Shares will be governed by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and all references herein to "this Agreement" or "herein" shall be deemed to include, the Price Determination Agreement.

          The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (File No. 333-____) covering the registration of the Shares under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus, and either (A) has prepared and proposes to file, prior to the effective date of such registration statement, an amendment to such registration statement, including final prospectus, or (B) if the Company has elected to rely upon Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), will prepare and file prospectuses, in accordance with the provisions of Rule 430A and Rule 424(b) ("Rule 424(b)") of the 1933 Act Regulations, promptly after execution and delivery of the Price Determination Agreement. Additionally, if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, the Company will prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). The information, if any, included in any prospectus that was omitted from any prospectus included in such registration statement at the time it becomes effective but that is deemed (a) pursuant to Rule 430A(b) to be part of such registration statement at the time it becomes effective is referred to herein as the "Rule 430A Information," and
(b) pursuant to Rule 434 to be part of such registration statement at the time it becomes effective is referred to herein as the "Rule 434 Information." Each prospectus used before the time such registration statement becomes effective, and any prospectus that omits the Rule 430A Information or the Rule 434 Information, as applicable, that is used after such effectiveness and prior to the execution and delivery of the Price Determination Agreement is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto, as amended at the time it becomes effective and including, if applicable, the Rule 430A Information and the Rule 434 Information, is herein called the "Original Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and the Original Registration Statement and any Rule 462(b) Registration Statement are herein referred to collectively as the "Registration Statement." The

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prospectus included in the Original Registration Statement at the time it becomes effective is herein called a "Prospectus," except that, (y) if the final Prospectus first furnished to the Underwriter after the execution of the Price Determination Agreement for use in connection with the offering of the Shares differs from the prospectus included in the Registration Statement at the time it becomes effective (whether or not such prospectus is required to be filed pursuant to Rule 424(b)), the term "Prospectus" shall refer to the final Prospectus first furnished to the Underwriter for such use and (z) if Rule 434 is relied on, the term "Prospectus" shall refer to the preliminary Prospectus last furnished to the Underwriter in connection with the offering of the Shares together with the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet, or any amendment or supplement to any of the foregoing, shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

          The Company, Technologies and the Selling Stockholders understand that the Underwriter proposes to make a public offering of the Shares as soon as you deem advisable after the Registration Statement becomes effective and the Price Determination Agreement has been executed and delivered.

          Section 1.  Representations and Warranties.  (a) The Company and
                      ------------------------------
Technologies, jointly and severally, represent and warrant to and agree with the Underwriter that:

               (i) At the time the Registration Statement becomes effective, and if the Company has elected to rely upon Rule 430A, on the date of the Price Determination Agreement, and on the effective or issue date of each amendment or supplement to the Registration Statement or the Prospectus, and at the Closing Time referred to below, (A) the Registration Statement and any amendments and supplements thereto will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations; (B) neither the Registration Statement nor any amendment or supplement thereto will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (C) neither the Prospectus nor any amendment or supplement to either of them will include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (D) if Rule 434 is relied upon, the Prospectus shall not be "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it becomes effective.
     Notwithstanding the foregoing, this representation and warranty does not apply to statements or omissions from the Registration Statement or the

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     Prospectus or any amendments or supplements thereto made in reliance upon and in conformity with information furnished or confirmed in writing to the Company by or on behalf of the Underwriter expressly for use in the Registration Statement or the Prospectus or any amendments or supplements
     thereto.   Each preliminary prospectus and the Prospectus delivered to the
     Underwriter for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

               (ii) Each of Coopers & Lybrand L.L.P. and Arthur Andersen LLP, who are reporting upon the audited consolidated financial statements and schedules included in the Registration Statement, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

               (iii) The Company and Technologies have all necessary corporate power and authority to execute, deliver and perform their respective obligations under this Agreement and the Price Determination Agreement. This Agreement has been, and the Price Determination Agreement on the date thereof will be, duly authorized, executed and delivered by the Company and Technologies.

               (iv) The consolidated financial statements of the Company included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its Subsidiaries (as hereinafter defined) and their predecessors as of the dates indicated and the consolidated results of operations, stockholders' equity and cash flows of the Company and its Subsidiaries and their predecessors for the periods specified. The consolidated financial statements of TA Instruments, Inc. ("TAI") included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of TAI and its subsidiaries and their predecessors as of the dates indicated and the consolidated results of operations, stockholders' equity and cash flows of TAI and its subsidiaries and their predecessors for the periods specified. The financial statements of the Company and its Subsidiaries and their predecessors, and of TAI and its subsidiaries and predecessors, have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved.
     The financial statement schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included in the Registration Statement. The selected financial data included in the Prospectus present fairly in accordance with GAAP the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included in the Registration Statement. The pro forma financial statements and other pro forma financial information included in the Prospectus present fairly the

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     information shown therein, have been prepared in accordance with the
     Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

               (v) The Company and Technologies are corporations duly incorporated, validly existing and in good standing under the laws of the State of Delaware with the requisite corporate power and authority under such laws to own, lease and operate their respective properties and to conduct their respective business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Price Determination Agreement; and the Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the condition (financial and otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise.

               (vi) The Company's only direct and indirect subsidiaries are listed on Schedule B hereto (collectively, the "Subsidiaries"). The Company's only subsidiaries which had, at December 31, 1995, assets in excess of 5% of the consolidated assets of the Company and its subsidiaries, considered as one enterprise, or had, for the twelve months then ended, net sales in excess of 5% of the consolidated net sales of the Company and its subsidiaries, considered as one enterprise, for such period are listed on Schedule C hereto (collectively, "Material Subsidiaries"). For purposes of the definition of "Material Subsidiary", any subsidiary or assets acquired after December 31, 1995 shall be deemed to have been acquired as of January 1, 1995. Each Material Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation with the requisite corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus; and each Material Subsidiary is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise. Except as disclosed in the Prospectus, all of the outstanding shares of capital stock of each Material Subsidiary have been duly authorized and validly

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     issued and are fully paid and non-assessable, and are owned by the Company, directly or through one or more Material Subsidiaries, free and clear of any pledge, lien, security interest, charge, claim, mortgage or encumbrance of any kind; and none of the outstanding shares of capital stock of the Material Subsidiaries was issued in violation of the preemptive or other similar rights of any stockholder of such corporation.

               (vii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization," and the Shares will conform in all material respects to the description thereof contained under the caption "Description of Capital Stock" in the Prospectus.

               (viii) The Shares to be sold pursuant to this Agreement have been duly authorized by the Company and are validly issued, fully paid and non-assessable; and such Shares are not subject to the preemptive or other similar rights of any stockholder of the Company.

               (ix) Except as disclosed in the Prospectus, there are no outstanding options, warrants or other rights calling for issuance of, and no commitments, obligations, plans or arrangements to issue, any shares of capital stock of the Company or any of its Subsidiaries or any security convertible into or exchangeable for capital stock of the Company or any of its Subsidiaries.

               (x) All of the issued and outstanding shares of capital stock of the Company, including the Shares to be sold by the Selling Stockholders pursuant to this Agreement, have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any stockholder of the Company.

               (xi) Except as described in the Prospectus, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (A) any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (B) any transaction entered into by the Company or any Subsidiary, other than in the ordinary course of business, that is material to the Company and its Subsidiaries, considered as one enterprise, or (C) any dividend or distribution of any kind declared, paid or made by the Company or Technologies on any class of its respective capital stock.

               (xii) Neither the Company nor any Material Subsidiary is in violation of its charter or by-laws or in default in the performance or observance of

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     any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, except as disclosed in the Prospectus and except for such defaults that would not in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise. The execution, delivery and performance of this Agreement, the Price Determination Agreement and the Custody Agreements and Powers of Attorney among the Company, each of the Selling Stockholders, The First National Bank of Boston, as Depositary and the Attorneys-in-Fact named therein, as Attorneys-in-Fact for the Selling Stockholders (all such agreements collectively, the "Custody Agreement and Power of Attorney"), by the Company or Technologies, as the case may be, the consummation of the transactions contemplated in this Agreement and the Registration Statement and compliance by the Company or Technologies, as the case may be, with the foregoing have been duly authorized by all necessary corporate action on the part of the Company or Technologies, as the case may be, and do not and will not result in any violation of the charter or by-laws of the Company or any Material Subsidiary, and do not and will not conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien or encumbrance upon any property or assets of the Company or any Material Subsidiary under
     (A) any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company, or any Material Subsidiary is a party or by which any of them is bound or to which any of their respective properties or assets are subject, or (B) any applicable law, statute, rule, regulation, judgment, order, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Material Subsidiary or any of their respective properties, assets or operations, except for conflicts, breaches, violations, defaults, liens or encumbrances under clause (A) or (B) which would not have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise.

               (xiii) No authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court (other than as required under the 1933 Act, the 1934 Act, the 1933 Act Regulations, the 1934 Act Regulations and the securities or blue sky laws of the various states in connection with the sale of the Shares) is necessary in connection with the due authorization, execution, delivery and performance of this Agreement, the Price Determination Agreement and the Custody Agreement and Power of Attorney by the Company or Technologies, as the case may be, for the

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     sale and delivery of the Shares or the consummation by the Company and
     Technologies of the transactions contemplated in this Agreement except such as have been obtained.

               (xiv) Except as disclosed in the Prospectus, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary that is required to be disclosed in the Registration Statement or Prospectus.

               (xv) There are no contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed (including filings deemed made by incorporation by reference).

               (xvi) The Company and each of its Material Subsidiaries are in compliance with, and each such entity has not received any notice of any outstanding violation of, all laws, ordinances, rules, regulations, judgments, decrees, orders and statutes applicable to it and its operations except, in either case, where any failure by the Company or any Material Subsidiary to comply with any such law, regulation, ordinance or rule would not have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise.

               (xvii) The Company and each of its Material Subsidiaries have good and marketable title to all properties and assets owned by them, free and clear of all liens, encumbrances or restrictions, except such as (A) are described in the Prospectus or (B) do not materially impair or interfere with the current use made of such properties or (C) are neither material in amount nor materially significant, in each case in relation to the business of the Company and its Subsidiaries, considered as one enterprise; all of the leases and subleases material to the businesses of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any Material Subsidiary holds properties described in the Prospectus, are in full force and effect except to the extent that such failure would not have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise and, except as disclosed in the Prospectus, neither the Company nor any Material Subsidiary has received any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Material Subsidiary under any of the leases or subleases mentioned above or affecting or questioning the rights of the Company or any Material Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease, which claims, in the

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     aggregate, might be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise.

               (xviii) The Company and each of its Material Subsidiaries own or possess all foreign and domestic governmental licenses, permits, certificates, consents, orders, approvals and other authorizations (collectively, "Governmental Licenses") necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, except where the failure to own or possess such Governmental Licenses could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise; and neither the Company nor any Material Subsidiary has received any notice of proceedings relating to revocation or modification of any such Governmental Licenses that, singly or in the aggregate, could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise.

               (xix) The Company and each of its Material Subsidiaries own or possess, or can acquire on reasonable terms, adequate foreign and domestic patents, patent rights, licenses, trademarks, service marks, trade names, inventions, copyrights and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, "intellectual property") necessary to carry on their businesses as presently conducted except to the extent that the failure to obtain such intellectual property could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise, and neither the Company nor any of its Material Subsidiaries has received any notice of any infringement of or conflict with asserted rights of others with respect to any intellectual property which would render any intellectual property invalid or inadequate to protect the interest of the Company or any Material Subsidiaries therein and which infringement or conflict, singly or in the aggregate, could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise.

               (xx) The Company and each of its Material Subsidiaries comply with all Environmental Laws (as defined below) except to the extent that failure to comply with such Environmental Laws would not have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise. Except as disclosed in the Prospectus, neither the Company nor any of its Material Subsidiaries (i) is the subject of any pending or, to the knowledge of the Company, threatened federal, state or local investigation evaluating whether any remedial action by the Company or any Material Subsidiary is needed to respond to a release of any Hazardous Materials (as defined below) into the environment, resulting from the Company's or any of its Material Subsidiaries' business operations or ownership or possession of any of their properties or assets or (ii) is in contravention of any Environmental Laws that, in the case of (i) or (ii), might be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise. Neither the Company nor any Material Subsidiary has received any notice or claim, nor are there pending or, to the knowledge of the Company, threatened lawsuits against them, with respect to violations of an Environmental Law or in connection with any release of any Hazardous Material into the environment that, individually or in the aggregate, are expected to have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise. As used herein, "Environmental Laws" means any foreign, federal, state or local law or regulation applicable to the Company's or any of its Material Subsidiaries' business operations or ownership or possession of any of their properties or assets relating to environmental matters, and "Hazardous Materials" means those substances that are regulated by or form the basis of liability under any Environmental Laws.

               (xxi) No labor dispute exists with the Company's employees or with employees of its Material Subsidiaries or, to the knowledge of the Company, is imminent that could reasonably be expected to materially and adversely affect the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise; the Company is not aware of any existing or imminent labor disturbance by the employees of its principal suppliers which could reasonably be expected to result in any material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise; and the Company is in compliance with all applicable federal, state, and local laws relating to the payment of wages to employees (including, without limitation, the Fair Labor Standards Act, as amended), except insofar as the failure to comply with such laws would not reasonably be expected to result in any material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise.

               (xxii) Neither the Company nor any of its affiliates has taken or will take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock; and neither the Company nor any of its affiliates has distributed or will distribute any prospectus (as such term is defined in the 1933 Act and the 1933 Act Regulations) in connection with the offering and sale of the Shares other than any preliminary prospectus filed with the Commission or the Prospectus or other material permitted by the 1933 Act or the 1933 Act Regulations.

               (xxiii) All United States federal income tax returns of the Company and the Material Subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except for such taxes or tax assessments, if any, as are being contested in good faith and as to which adequate reserves, to the extent required by GAAP, have been provided. All other tax returns (including franchise and income tax returns) of the Company and the Material Subsidiaries required to be filed pursuant to applicable foreign, state or local law have been filed, except insofar as the failure to file such returns would not have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise, and all taxes shown on such returns or otherwise assessed which are due and payable have been paid, except for such taxes or tax assessments, if any, as are being contested in good faith and as to which adequate reserves, to the extent required by GAAP, have been provided. The charges, accruals and reserves on the books of the Company and the Material Subsidiaries in respect of any income and corporate franchise tax liability for any years not finally determined or with respect to which the applicable statute of limitations has not expired are believed to be adequate to meet any assessments or re-assessments for additional income or corporate franchise tax for any years not finally determined.

               (xxiv) The Company has obtained the written agreements of each Selling Stockholder and executive officer, in the form previously furnished to you, that, for a period of 90 days, such parties will not, without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, or exercise any registration rights with respect to, any shares of Common Stock or securities or rights convertible into or exercisable or exchangeable for Common

     Stock other than the sale of the Shares pursuant to this Agreement and the option of the executive officers to sell 160,000 shares, in the aggregate. The Company has waived, and has obtained the written waivers by the holders of a majority of each of the AEA Registrable Securities and the Bain Registrable Securities (as such terms are defined in the Registration Rights Agreement, dated as of August 18, 1994, among the Company and certain of its stockholders (the "Registration Rights Agreement")) of, any and all of their respective rights under each of Sections 1(a) (in connection with their right to receive written notice) and 2(e) (in connection with the restriction on a registered offering by the Company within six months of another registered offering) under the Registration Rights Agreement.

               (xxv) There are no holders of securities (debt or equity) of the Company or any of the Subsidiaries, or holders of rights (including, without limitation, preemptive rights), warrants or options to obtain securities of the Company or its Subsidiaries, who have the right to request the Company or any of the Subsidiaries to register securities held by them under the 1933 Act, other than holders who have waived such rights or will not have such rights for the 180 days after the date hereof.

               (xxvi) The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general and specific authorizations; (ii) transactions are recorded as necessary to permit preparations of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorizations; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (xxvii) Neither the Company nor any of its Subsidiaries is an investment company or is controlled by an investment company or investment companies within the meaning of the Investment Company Act of 1940, as amended.

               (xxviii) The Company has all necessary corporate power and authority to execute, deliver and perform its obligations under the Custody Agreement and Power of Attorney; and the Custody Agreement and Power of Attorney has been duly authorized, executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting enforcement of creditors' rights generally or by general principles of equity.

          (b) Each Selling Stockholder, severally and not jointly, represents and warrants to, and agrees with, the Underwriter as follows:

               (i) At the time the Registration Statement becomes effective, and at all times subsequent thereto up to the Closing Time, (A) the information furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement and any amendments and supplements thereto do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements regarding such Selling Stockholder therein not misleading and (B) the information furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements regarding such Selling Stockholder therein, in the light of the circumstances under which they were made, not misleading.

               (ii) Such Selling Stockholder has full right, power and authority to execute, deliver and perform its obligations under this Agreement, the Price Determination Agreement and the Custody Agreement and Power of Attorney, and to sell, transfer and deliver the Shares pursuant to this Agreement; and this Agreement and the Custody Agreement and Power of Attorney have been, and the Price Determination Agreement on the date thereof will be, duly authorized, executed and delivered by or on behalf of such Selling Stockholder and a valid and binding agreement of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting enforcement of creditors' rights generally or by general principles of equity.

               (iii) There is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of such Selling Stockholder, threatened, to which such Selling Stockholder is or would be a party or of which the property of such Selling Stockholder is or may be subject, that (i) seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the sale of Shares by such Selling Stockholder or any of the other transactions contemplated hereby or (ii) questions the legality or validity of any such transactions or seeks to recover damages or obtain other relief in connection with any such transactions.

               (iv) No authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court (other than under the 1933 Act and the 1933 Act Regulations and the securities or blue sky laws of the various states in connection with the sale of the Offered Shares), domestic or foreign, is required by reason of facts specifically pertaining to such Selling Stockholder or its legal or regulatory status in connection with the due authorization, execution and delivery by such Selling Stockholder of this Agreement, the Price Determination Agreement or the Custody Agreement and Power of Attorney and the valid sale and delivery of the Shares to be sold by such Selling Stockholder hereunder and thereunder.

               (v) The execution, delivery and performance of this Agreement, the Price Determination Agreement and the Custody Agreement and Power of Attorney by such Selling Stockholder, the sale of the Shares by such Selling Stockholder hereunder and thereunder, the consummation by such Selling Stockholder of the transactions herein and therein contemplated and the compliance by such Selling Stockholder with all the provisions of this Agreement, the Price Determination Agreement and the Custody Agreement and Power of Attorney will not result in a violation of the charter or bylaws of such Selling Stockholders which are corporations or the partnership agreement or certificate of limited partnership, if applicable, of such Selling Stockholders which are partnerships and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, nor will such action result in any violation of the provisions of any statute relating to such Selling Stockholders or its legal or regulatory status or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder.

               (vi) Such Selling Stockholder has, and will at the Closing Time have, valid and marketable title to the Shares to be sold by the Selling Stockholder pursuant to this Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind; and, at the Closing Time, upon delivery of the Shares to be sold by such Selling Stockholder and payment of the purchase price therefor as contemplated in this Agreement, the Underwriter will receive good and marketable title to the Shares purchased by it from such Selling Stockholder, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

               (vii) Certificates for all of the Shares to be sold by such Selling Stockholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with The First National Bank of Boston for delivery to the Underwriters pursuant to this Agreement.

               (viii) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock; and such Selling Stockholder has not distributed and will not distribute any prospectus (as such term is defined in the 1933 Act and the 1933 Act Regulations) in connection with the offering and sale of the Shares other than any preliminary prospectus filed with the Commission or the Prospectus or other material permitted by the 1933 Act or the 1933 Act Regulations.

          (c) Any certificate signed by any officer of the Company and delivered to you or to Fried, Frank, Harris, Shriver & Jacobson as counsel for the Underwriter at or prior to the Closing Time pursuant to this Agreement or the transactions contemplated hereby shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Stockholders as such and delivered to you or to counsel for the Underwriter at or prior to the Closing Time pursuant to the terms of this Agreement or the transactions contemplated hereby shall be deemed a representation and warranty by such Selling Stockholders to the Underwriter, as to the matters covered thereby.

          Section 2.  Sale and Delivery to the Underwriter; Closing.  (a)  On
                      ---------------------------------------------
the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, each Selling Stockholder agrees, severally and not jointly, to sell to the Underwriter, and the Underwriter agrees to purchase from each Selling Stockholder, at the purchase price per share set forth in the Price Determination Agreement, the number of Shares being sold by each such Selling Stockholder set forth on Schedule A opposite the name of each such Selling Stockholder.

          (b) If the Company has elected not to rely upon Rule 430A, the public offering price per share for the Shares and the purchase price per share for the Shares to be paid by the Underwriter shall be agreed upon and set forth in the Price Determination Agreement, dated the date hereof, and an amendment to the Original Registration Statement containing such per share price information will be filed before the Original Registration Statement becomes effective.

          (c) If the Company has elected to rely upon Rule 430A, the public offering price per share for the Shares and the purchase price per share for the Shares to be paid by the Underwriter shall be agreed upon and set forth in the Price Determination Agreement. In the event that the Price Determination Agreement has not been executed by the close of business on the fourteenth business day following the later of the date on which the Original Registration Statement and any Rule 462(b) Registration Statement becomes effective, this Agreement shall terminate forthwith, without liability of any party to any other party except that Sections 6, 7 and 8 shall remain in effect.

          (d) Payment of the purchase price for, and delivery of certificates for, the Initial Shares shall be made at the offices of Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004, or at such other place as shall be agreed upon by the Company, the Selling Stockholders and you, at 9:00 A.M. either (i) on the third or fourth full business day after the later of the effective date of the Original Registration Statement and any Rule 462(b) Registration Statement (in either case, as permitted under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended (the "1934 Act")), or (ii) if the Company has elected to rely upon Rule 430A, on the third or fourth full business day after execution of the Price Determination Agreement (as permitted under Rule 15c6-1 under the 1934 Act) (unless, in either case, postponed pursuant to Section 11), or at such other time not more than ten full business days thereafter as you, the Company and the Selling Stockholders shall determine (such date and time of payment and delivery being herein called the "Closing Time"). Payment shall be made to the Selling Stockholders by wire transfer of immediately available funds to a bank account designated by the Selling Stockholders (or such other person as may be designated pursuant to the Custody Agreement and Power of Attorney), as the case may be, against delivery to you of certificates for the Shares to be purchased by you.

          (e) Certificates for the Shares to be purchased by the Underwriter shall be in such denominations and registered in such names as you may request in writing at least one business day before the Closing Time. The certificates for the Shares will be made available in New York City for examination and packaging by you not later than 10:00 A.M. on the business day prior to the Closing Time.

          Section 3.  Certain Covenants of the Company.  The Company covenants
                      --------------------------------
with the Underwriter as follows:

          (a) The Company will use its best efforts to cause the Registration Statement to become effective and, if the Company elects to rely upon Rule 430A and subject to Section 3(b), will comply with the requirements of Rule 430A and will notify you promptly, (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, shall have become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission to amend the Registration Statement, to amend or supplement any Prospectus or for additional information and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes. The Company will make every reasonable effort to prevent the issuance of any such stop order or of any order preventing or suspending such use and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment. If the Company elects to rely on Rule 434 under the 1933 Act Regulations, the Company will use a term sheet that complies with the requirements of Rule 434 under the 1933 Act Regulations. If the Company elects not to rely on Rule 434, the Company will provide the Underwriter with copies of the Prospectus, in such number as the Underwriter may reasonably request, and file or transmit for filing with the Commission such Prospectus in accordance with Rule 424(b) of the 1933 Act Regulations by the close of business in New York on the business day immediately succeeding the date of the Price Determination Agreement. If the Company elects to rely on Rule 434 of the 1933 Act Regulations, the Company will provide the Underwriter with copies of the term sheet and the remainder of the Prospectus, in such number as the Underwriter may reasonably request, and file or transmit for filing with the Commission a Prospectus complying with Rule 434(c)(2) of the 1933 Act Regulations in accordance with Rule 424(b) of the 1933 Act Regulations by the close of business in New York or the business day immediately succeeding the date of the Price Determination Agreement. If the Company uses Rule 434, the Prospectus will not be "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it becomes effective.

          (b) The Company will not at any time file or make any amendment to the Registration Statement (including any filing under Rule 462(b)), file a Term Sheet or file or make any amendment or supplement (i) if the Company has not elected to rely upon Rule 430A, to the Prospectus or (ii) if the Company has elected to rely upon Rule 430A, to the prospectus included in the Original Registration Statement at the time it becomes effective or to the Prospectus, of which you shall not have previously been advised and furnished a copy or to which you or Fried, Frank, Harris, Shriver & Jacobson as counsel for the Underwriter shall have reasonably objected.

          (c) The Company has furnished or will furnish to you and your counsel, without charge, one signed copy of the Registration Statement as originally filed and of all amendments thereto (including exhibits filed therewith), whether filed before or after the Registration Statement becomes effective, and copies of all exhibits and documents filed therewith, and signed copies of all accountants consents and certificates of experts, if any, and has furnished or will furnish to you one conformed copy of the Registration Statement as originally filed and each amendment thereto. If applicable, the copies of the Registration Statement and each amendment thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (d) The Company will deliver to the Underwriter, without charge, from time to time until the later of the effective date of the Original Registration Statement and any Rule 462(b) Registration Statement (or, if the Company has elected to rely upon Rule 430A, until the time the Price Determination Agreement is executed and delivered), as many copies of each preliminary prospectus as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will deliver to the Underwriter, without charge, as soon as the Registration Statement shall have become effective (or, if the Company has elected to rely upon Rule 430A, as soon as practicable after the Price Determination Agreement has been executed and delivered) and thereafter from time to time as requested during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as supplemented or amended) as the Underwriter may reasonably request.

          (e) The Company will comply to the best of its ability with the 1933 Act and the 1933 Act Regulations, and the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Shares any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Underwriter, to amend the Registration Statement or amend or supplement any Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements.

          (f) The Company will use its best efforts, in cooperation with the Underwriter, to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions as you may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Original Registration Statement and any Rule 462(b) Registration Statement; provided, however, that neither the
                                        --------  -------
Company nor any Subsidiary shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Shares have been qualified as above provided.

          (g) The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (h) For a period of 90 days from the date hereof, the Company will not, without the prior written consent of Merrill Lynch, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock, other than (i) any shares of Common Stock sold by the Company upon the exercise of any option outstanding at the Closing Time granted under the stock option plans of the Company existing at the Closing Time and (ii) issuances by the Company of employee stock options pursuant to the Company's employee stock option plans pursuant to the terms thereof as in effect on the date hereof and the number of shares of Common Stock covered thereby.

          (i) The Company will use its best efforts to maintain the listing of the Common Stock on the New York Stock Exchange.

          (j) If the Company has elected to rely upon Rule 430A, it will take such steps as it deems necessary to ascertain promptly whether the forms of prospectus transmitted for filing under Rule 424(b) were received for filing by the Commission and, in the event that they were not, it will promptly file such prospectus.

          (k) If the Company has elected to rely on Rule 434, it will comply with the requirements of Rule 434, and the Prospectus will not be "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it becomes effective.

          (l) If the Company has elected to rely upon Rule 462(b), the Company will file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 of the 1933 Act Regulations by the time confirmations are sent or given, as specified by Rule 462(b)(2).

          (m) For a period of five years after the Closing Time, the Company will furnish to you copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information relating to the Company's business or finances as shall be furnished by the Company to its stockholders generally.

          (n) The Company has complied, and will comply, with all of the provisions of Florida H.B. 1771, as codified in sec. 517.075 Florida Statutes, 1987, as amended, and all regulations promulgated thereunder relating to issuers or their affiliates doing business with the government of Cuba or with any person or affiliate located in Cuba.

          (o) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to Sections 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

          Section 4.  Payment of Expenses.  (a)  The Company will pay all
                      -------------------
expenses incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement, including (i) the printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, the preliminary prospectus and the Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriter, (ii) the copying and distribution of this Agreement (including the Price Determination Agreement), the certificates for the Shares and a survey of state securities or blue sky laws (the "Blue Sky Survey"), (iii) the delivery of the certificates for the Shares to the Underwriter, including any capital duties, stamp duties and stock or other transfer taxes payable upon the sale of the Shares to the Underwriter, (iv) the fees and disbursements of the Company's and the Selling Stockholders' counsel and accountants, (v) the qualification of the Shares under the applicable securities laws in accordance with Section 3(f) and any filing fee related to the review of the offering by the National Association of Securities Dealers, Inc. (the "NASD"), and filing fees and reasonable fees and disbursements of Fried, Frank, Harris, Shriver & Jacobson as counsel for the Underwriter in connection therewith and in connection with the Blue Sky Survey, (vi) the fees and expenses of any transfer agent or registrar for the Shares and (vii) the listing fees and expenses incurred in connection with listing the Shares on the New York Stock Exchange.

          (b) The Company will pay any transfer taxes attributable to the sale by the Selling Stockholders of the Shares and any fees and disbursements of their counsel and accountants, if any.

          (c) If this Agreement is terminated by you in accordance with the provisions of Section 5, 9(a)(i) and (ii) or 10, the Company shall reimburse the Underwriter for all of its out-of-pocket expenses, including the reasonable fees and disbursements of Fried, Frank, Harris, Shriver & Jacobson as counsel for the Underwriter.

          Section 5.  Conditions of Underwriter's Obligations.  In addition to
                      ---------------------------------------
the execution and delivery of the Price Determination Agreement, the obligations of the Underwriter to purchase and pay for the Shares that they have respectively agreed to purchase hereunder are subject to the accuracy of the representations and warranties contained herein (including those contained in the Price Determination Agreement) or in certificates of any officer of the Company and the Selling Stockholders delivered pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder, and to the following further conditions:

          (a) The Original Registration Statement shall have become effective not later than 5:30 P.M. on the date of this Agreement or, with your consent, at a later time and date not later, however, than 5:30 P.M. on the first business day following the date hereof, or at such later time or on such later date as you may agree to in writing; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective not later than the time confirmations are sent or given, as specified by Rule 462(b)(2); and at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or the knowledge of the Company or any of its Subsidiaries, shall have been threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Fried, Frank, Harris, Shriver & Jacobson as counsel for the Underwriter. If the Company has elected to rely upon Rule 430A, a Prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A). If the Company has elected to rely upon Rule 434, a Term Sheet, which together with the preliminary prospectuses last furnished to the Underwriter in connection with the offering of the Shares shall not be "materially different" as such term is used in Rule 434 from the prospectuses included in the Original Registration Statement at the time it becomes effective, shall have been filed with the Commission in accordance with Rule 424(b).

          (b) At the Closing Time, you shall have received signed opinions of
(i) Kirkland & Ellis, special counsel for the Company and the Selling Stockholders, to the effect set forth on Exhibit B hereto [and (ii) counsel for the next ten largest corporate stockholders], in each case dated as of the Closing Time, in form and substance reasonably satisfactory to Fried, Frank, Harris, Shriver & Jacobson as counsel for the Underwriter. In giving its opinion Kirkland & Ellis may rely, as to all matters governed by the laws of jurisdictions other than the federal law of the United States, the law of the State of New York and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to you. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers or other appropriate representatives of the Company, the Subsidiaries and the Selling Stockholders and certificates of public officials.

          (c) At the Closing Time, you shall have received the favorable opinion of Fried, Frank, Harris, Shriver & Jacobson as counsel for the Underwriter, dated as of the Closing Time, to the effect that the opinions delivered pursuant to Section 5(b) appear on their face to be appropriately responsive to the requirements of this Agreement except, specifying the same, to the extent waived by you, and with respect to the legal existence of the Company, the Shares, this Agreement, the Registration Statement, the Prospectus and such other related matters as you may require. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the federal law of the United States, the law of the State of New York and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to you. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers or other appropriate representatives of the Company, the Subsidiaries and the Selling Stockholders and certificates of public officials.

          (d) At the Closing Time, (i) the Registration Statement and the Prospectus, as they may then be amended or supplemented, shall conform in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations, the Company shall have complied in all material respects with Rule 430A and Rule 434 (if it shall have elected to rely thereon), the Registration Statement, as it may then be amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements in the Registration Statement not misleading, and the Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements in the Prospectus, in light of the circumstances under which they were made, not misleading, (ii) there shall not have been, since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (iii) no action, suit or proceeding at law or in equity shall be pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary that would be required to be set forth in the Prospectus other than as set forth therein and no proceedings shall be pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary before or by any federal, state or other commission, board or administrative agency that could reasonably be expected to materially and adversely affect the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise, other than as set forth in the Prospectus, (iv) the Company shall have complied with all agreements and satisfied all conditions on their parts to be performed or satisfied at or prior to the Closing Time and (v) the other representations and warranties of the Company and Technologies, set forth in Section 1(a) shall be accurate as though expressly made at and as of the Closing Time. At the Closing Time, you shall have received a certificate of the President or Vice President and the chief financial officer or chief accounting officer of the Company, dated as of the Closing Time, to such effect. As used in Section 5(d)(ii) and (iii), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Shares.

          (e) At the Closing Time, (i) the representations and warranties of the Selling Stockholders set forth in Section 1(b) and in any certificates by or on behalf of the Selling Stockholders delivered pursuant to the provisions hereof shall be accurate as though expressly made at and as of the Closing Time, (ii) the Selling Stockholders shall have performed their obligations under this Agreement and (iii) you shall have received a certificate of the Selling Stockholders, dated as of the Closing Time, to the effect set forth in subsections (i) and (ii) of this Section 5(e).

          (f) At the time that this Agreement is executed by the Company, you shall have received from Coopers & Lybrand L.L.P. a letter, dated such date, in form and substance satisfactory to you, together with signed or reproduced copies of such letter for each of the other Underwriters, confirming that they are independent public accountants with respect to the Company and the predecessor of the Company within the meaning of the 1933 Act and the applicable published 1933 Act Regulations, and stating in effect that, except as set forth in such letter:

               (i) in their opinion, the audited financial statements and the related financial statement schedules included in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations;

               (ii) on the basis of procedures (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of the latest available unaudited interim consolidated financial statements of the Company and the predecessor of the Company included in the Registration Statement and the Prospectus, a reading of the minutes of all meetings of the stockholders and directors of the Company and the Subsidiaries and each committee of the board of directors of each of the Company and the Subsidiaries, inquiries of certain officials of the Company and the Subsidiaries responsible for financial and accounting matters and such other inquiries and procedures, including a limited review of such statements under Statement of Accounting Standards 71, as may be specified in such letter, nothing came to their attention that caused them to believe that:

                    (A) the unaudited financial statements as of and for the nine-month periods ended September 30, 1996 and 1995 included in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations applicable to unaudited interim financial statements included in registration statements or are not in conformity with GAAP applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement; or

                    (B) at a specified date not more than five days prior to the date of this Agreement, there was (i) any change in the capital stock or consolidated stockholders' equity, (ii) any decrease in consolidated current assets, working capital and total assets or (iii) any increase in long-term debt of the Company and its Subsidiaries as compared with the amounts shown in the latest balance sheet included in the Registration Statement, except in each case for changes, decreases or increases that the Registration Statement discloses have occurred or may occur; or

                    (C) for the period from October 1, 1996 to a specified date not more than five days prior to the date of this Agreement, there was any decrease in consolidated net sales, income from operations, or in the total or per-share amounts of consolidated income from continuing operations before income taxes or of consolidated net income or in other items specified by the Underwriter, in each case as compared with the comparable period in the preceding year, except in each case for any decreases that the Registration Statement discloses have occurred or may occur; or

               (iii) they are unable to and do not express any opinion on the pro forma capitalization or Pro Forma Consolidated Financial Statements of the Company or on the pro forma adjustments applied to the historical amounts included in such statements (the "Pro Forma Information"); however, for purposes of such letter they have:

                    (A)  read the Pro Forma Information;

                    (B) made inquiries of certain officials of the Company who have responsibility for financial and accounting matters about the basis for their determination of the pro forma adjustments and whether the Pro Forma Information above complies in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X;

                    (C) compared the historical amounts in the Pro Forma Information with the Company's audited financial statements or accounting records; and

                    (D) proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the Pro Forma Information; and

     on the basis of such procedures, and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that the Pro Forma Information included in the Registration Statement does not comply as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements; and

               (iv) in addition to the procedures referred to in clauses (ii) and (iii) above, they have performed other specified procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Registration Statement, which have previously been specified by you and which shall be specified in such letter, and have compared such items with, and have found such items to be in agreement with, the accounting and financial records of the Company and its Subsidiaries.


          (g) At the time that this Agreement is executed by the Company, you shall have received from Arthur Andersen LLP a letter, dated such date, in form and substance satisfactory to you, confirming that they are independent public accountants with respect to TAI and subsidiaries within the meaning of the 1933 Act and the applicable published 1933 Act Regulations, and stating in effect that, except as set forth in such letter:

               (i) in their opinion, the audited financial statements of TAI and subsidiaries included in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations;

               (ii) on the basis of procedures (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of the latest available unaudited interim consolidated financial statements of TAI and subsidiaries included in the Registration Statement and the Prospectus, a reading of the minutes of all meetings of the stockholders and directors of TAI and each committee of the board of directors of TAI, inquiries of certain officials of TAI who have responsibility for financial and accounting matters and such other inquiries and procedures, including a limited review of such statements under Statement of Accounting Standards 71, as may be specified in such letter, nothing came to their attention that caused them to believe that:

                    (A) the unaudited financial statements as of and for the three-month periods ended March 31, 1996 and 1995 included in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations applicable to unaudited interim financial statements included in registration statements or are not in conformity with GAAP applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement;

                    (B) at April 30, 1996, there was (i) any change in the capital stock or consolidated stockholders' equity (deficit), (ii) any decrease in consolidated current assets or (iii) any increase in long-term debt of TAI and subsidiaries as compared with the amounts shown in the latest balance sheet included in the Registration Statement, except in each case for changes, decreases or increases that the Registration Statement discloses have occurred or may occur; or

                    (C) for the period from April 1, 1996 to April 30, 1996, there was any decrease in consolidated net sales, operating profit, or loss before taxes or in other items specified by the Underwriter, in each case as compared with the comparable period in the preceding year, except in each case for any decreases that the Registration Statement discloses have occurred or may occur; and


               (iii) in addition to the procedures referred to in clauses (ii) above, they have performed other specified procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Registration Statement, which have previously been specified by you and which shall be specified in such letter, and have compared such items with, and have found such items to be in agreement with, the accounting and financial records of TAI and subsidiaries.

          (h) At the Closing Time, you shall have received from each of Coopers & Lybrand L.L.P. and Arthur Andersen LLP a letter, in form and substance satisfactory to you and dated as of the Closing Time, and to the effect that they reaffirm the statements made in the letter furnished pursuant to Sections 5(f) and 5(g), except that the specified date referred to shall be a date not more than five days prior to the Closing Time. In the event the Company relies on Rule 430A and the final Prospectus furnished to the Underwriter in connection with the offering of the Shares differs from the Prospectus included in the Registration Statement at the time of effectiveness, such letter shall update the procedures referred to in clauses 5(f)(ii), (iii) and (iv) with respect to Coopers and Lybrand L.L.P. and clauses 5(g)(ii) and (iii) with respect to Arthur Andersen LLP.

          (i) At the Closing Time, you shall have received a certificate of the Chief Financial Officer of the Company as to certain agreed upon accounting matters.

          (j) At the Closing Time, counsel for the Underwriter shall have been furnished with all such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Shares as contemplated in this Agreement and the matters referred to in Section 5(c) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company and the Selling Stockholders, the performance of any of the covenants of the Company and the Selling Stockholders, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company and the Selling Stockholders at or prior to the Closing Time in connection with the authorization, issuance and sale of the Shares as contemplated in this Agreement shall be reasonably satisfactory in form and substance to you and to Fried, Frank, Harris, Shriver & Jacobson as counsel for the Underwriter.

          (k) Each Selling Stockholder shall have delivered to you on or prior to the Closing Time a copy of a properly completed and executed United States Treasury Department Form W-9 or W-8 (or other applicable form or statement specified by Treasury Department regulations).

          (l) The "lock-up" agreements between you and each Selling Stockholder and executive officer, delivered to you on or before the date hereof, shall be in full force and effect at the Closing Time.

          If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement may be terminated by you upon notice to the Company and the Selling Stockholders at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 herein. Notwithstanding any such termination, the provisions of Sections 6 and 7 herein shall remain in effect.

          Section 6.  Indemnification.  (a)  The Company and Technologies,
                      ---------------
jointly and severally, agree to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act to the extent and in the manner set forth in clauses (i), (ii) and (iii) below. In addition, each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

               (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of the Company; and

               (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Underwriter), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss,
--------  -------
liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); provided, further, that such indemnity agreement with
                     --------  -------
respect to any preliminary prospectus shall not inure to the benefit of the Underwriter (or any persons controlling the Underwriter) from whom the person asserting such loss, claim, damage or liability purchased the Shares which are the subject thereof if such person did not receive a copy of the Prospectus (or the Prospectus as amended or supplemented) at or prior to the confirmation of the sale of such Shares to such person in any case where such delivery is required by the 1933 Act and the untrue statement or omission or alleged untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented); provided, however, that with respect to each Selling Stockholder,
               -----------------
the indemnification provision in this paragraph (a) shall be only with respect to the information furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement (or any amendment thereto), including Rule 430A Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and

provided, further, that the aggregate liability of any Selling Stockholder
------------------
pursuant to this paragraph (a) shall be limited to the net proceeds received by such Selling Stockholder from the Shares purchased by the Underwriter from such Selling Stockholder pursuant to this Agreement and the Price Determination Agreement; and provided, further, that no Selling Stockholder shall be liable
                --------  -------
for any untrue statement, alleged untrue statement, omission or alleged omission of any other Selling Stockholder.

          (b) The Company and Technologies, jointly and severally, agree to indemnify and hold harmless each of the Selling Stockholders and each person, if any, who controls any Selling Stockholder within the meaning of Section 15 of the 1933 Act and Section 20 of the 1934 Act to the same extent that the Company and Technologies have agreed to indemnify and hold harmless the Underwriter pursuant to the preceding paragraph; provided, however, the Company and Technologies shall not be liable under this paragraph to the extent any loss, liability, claim, damage or expense described in the preceding paragraph arises out of or is based upon an untrue statement, alleged untrue statement, omission or alleged omission based upon information relating to such Selling Stockholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          (c) The Underwriter agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Selling Stockholder and each person, if any, who controls each Selling Stockholder within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          (d) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Underwriter, and, in the case of parties indemnified pursuant to
Section 6(c) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of all judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (e) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

          (f) The provisions of this Section shall not affect any agreement among the Company and the Selling Stockholders with respect to indemnification.

          Section 7.  Contribution.  If the indemnification provided for in
                      ------------
Section 6 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, Technologies and the Selling Stockholders on the one hand and the Underwriter on the other hand from the offering of the Shares pursuant to this Agreement or
(ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, Technologies and the Selling Stockholders on the one hand and of the Underwriter on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

          The relative benefits received by the Company, Technologies and the Selling Stockholders on the one hand and the Underwriter on the other hand in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Shares pursuant to this Agreement (before deducting expenses) received by the Company, Technologies and the Selling Stockholders and the total underwriting discount received by the Underwriter, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet bear to the aggregate initial public offering price of the Shares as set forth on such cover.

          The relative fault of the Company, Technologies and the Selling Stockholders on the one hand and the Underwriter on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, Technologies or the Selling Stockholders or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company, Technologies, the Selling Stockholders and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

          Notwithstanding the provisions of this Section 7, (i) no Selling Stockholder shall be required to contribute any amount in excess of the amount of the total net proceeds received by such Selling Stockholder from the Shares purchased from such Selling Stockholder and (ii) the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

          No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          For purposes of this Section 7, each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or any Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or such Selling Stockholder, as the case may be.

          Section 8.  Representations, Warranties and Agreements to Survive
                      -----------------------------------------------------
Delivery.  The representations, warranties, indemnities and agreements of the
--------
Company, Technologies and the Selling Stockholders contained in this Agreement and the Price Determination Agreement, or contained in certificates of officers of the Company or its Subsidiaries or the Selling Stockholders submitted pursuant hereto, will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company, Technologies, the Selling Stockholders or the Underwriter or controlling person and will survive delivery of and payment for the Shares.

          Section 9.  Termination of Agreement.  (a)  The Underwriter may
                       ------------------------
terminate this Agreement, by notice to the Company and the Selling Stockholders, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if a downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, or any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities, or (iii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriter, impracticable to market the Shares or to enforce contracts for the sale of the Shares, or (iv) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (v) if a banking moratorium has been declared by either Federal or New York authorities.

          (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in

Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

          Section 10.  Default by the Company or the Selling Stockholders.  (a)
                       --------------------------------------------------
If any Selling Stockholder shall fail at the Closing Time to sell and deliver the number of Shares that it is obligated to sell, then the Underwriter may, at its option, by notice to the Company and the Selling Stockholders, either (i) terminate this Agreement without any liability on the part of any non-defaulting party except to the extent provided in Section 4 and except that the provisions of Sections 6 and 7 shall remain in effect or (ii) elect to purchase the Shares which the non-defaulting party has agreed to sell hereunder. No action taken pursuant to this Section shall relieve such Selling Stockholder from liability, if any, in respect of such default.

          Section 11.  Notices.  All notices and other communications under this
                       -------
Agreement shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication (notices transmitted by telecopier to be promptly confirmed in writing).
Notices to you shall be directed to you c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated at Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281, attention of Jack Kiernan, with a copy to Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004, attention of Valerie Ford Jacob, Esq.; notices to the Company and Technologies shall be directed to the Company and Technologies at 34 Maple Street, Milford, MA 01757, attention of Douglas A. Berthiaume, with a copy to Kirkland & Ellis at Citicorp Center, 153 East 53rd Street, New York, New York 10022-4675, attention of Lance C. Balk, Esq.; and notices to the Selling Stockholders shall be directed to Bain Capital, Inc., Two Copley Place, Boston, MA 02116, attention of Joshua Bekenstein, with a copy to Kirkland & Ellis at Citicorp Center, 153 East 53rd Street, New York, New York 10022-4675, attention of Lance C. Balk, Esq.

          Section 12.  Parties.  This Agreement is made solely for the benefit
                       -------
of the Underwriter, the Company, Technologies, the Selling Stockholders and, to the extent expressed, any person controlling the Company, Technologies, the Selling Stockholders or the Underwriter, and the directors of the Company, its officers who have signed the Registration Statement, and their respective executors, administrators, successors and assigns and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from the Underwriter of the Shares.

          SECTION 13.  GOVERNING LAW AND TIME.  THIS AGREEMENT SHALL BE GOVERNED
                       ----------------------
BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. SPECIFIED TIMES OF THE DAY REFER TO NEW YORK CITY TIME.

          Section 14.  Jurisdiction.  Each of the undersigned hereby irrevocably
                       ------------
submits in any suit, action or proceeding arising out of or in relation to this Agreement, or any of the transactions contemplated hereby, to the jurisdiction and venue of any federal or state court in the Borough of Manhattan, City of New York, State of New York.

          Section 15.  Counterparts.  This Agreement may be executed in one or
                       ------------
more counterparts and, when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Selling Stockholders a counterpart hereof, whereupon this instrument will become a binding agreement among the Company, the Selling Stockholders and the Underwriter in accordance with its terms.


                            Very truly yours,

                            WATERS CORPORATION

                            By --------------------------------------
                               Name:  Philip S. Taymor
                               Title: Senior Vice President, Finance and
                                      Administration and Chief Financial
                                      Officer, Treasurer and Assistant Secretary


                            WATERS TECHNOLOGIES CORPORATION

                            By --------------------------------------
                               Name:  Philip S. Taymor
                               Title: Vice President, Finance and Administration
                                      and Chief Financial Officer, and Assistant
                                      Secretary


                            THE SELLING STOCKHOLDERS
                            NAMED IN SCHEDULE A HERETO

                            By --------------------------------------
                               Name:  Joshua Bekenstein
                               Title: Attorney-in-Fact

Confirmed and accepted as of
  the date first above written:


MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED

By: --------------------------------------
    Name:  Karen B. Harris
    Title: Vice President


                                                        [131709]

                                                                       Exhibit A


                               WATERS CORPORATION
                            (a Delaware corporation)


                      ____________ Shares of Common Stock

                         PRICE DETERMINATION AGREEMENT
                         -----------------------------


                                                            ___________   , 1996

MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York  10281-1209

Ladies and Gentlemen:

         Reference is made to the Purchase Agreement dated _________   , 1996
(the "Purchase Agreement") among Waters Corporation (the "Company"), Waters Technologies Corporation ("Technologies"), the Selling Stockholders listed in Schedule A thereto and hereto (the "Selling Stockholders") and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter"). The Purchase Agreement provides for the purchase by the Underwriter from the Selling Stockholders, subject to the terms and conditions set forth therein, of an aggregate of __________ shares (the "Shares") of the Company's common stock, par value $.01 per share. This Agreement is the Price Determination Agreement referred to in the Purchase Agreement.

         Pursuant to Section 2 of the Purchase Agreement, the undersigned agree with the Underwriter as follows:

              1. The initial public offering price per share for the Shares shall be $_____________.

              2. The purchase price per share for the Shares to be paid by the Underwriter shall be $___________, representing an amount equal to the initial public offering price set forth above, less $_______ per share.

         The Company and Technologies, jointly and severally, represent and warrant to the Underwriter that the representations and warranties of the Company and Technologies set forth in Section 1(a) of the Purchase Agreement are accurate as though expressly made at and as of the date hereof.

         Additionally, if the Company elects to rely upon Rule 462(b), the Company represents and warrants to the Underwriter that:

              (a) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt; and

              (b) the Company has given irrevocable instruments for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 of the 1933 Act Regulations, or the Commission has received payment of such filing fee.

         Each Selling Stockholder, severally and not jointly, represents and warrants to the Underwriter that the representations and warranties of such Selling Stockholder set forth in Section 1(b) of the Purchase Agreement are accurate as though expressly made at and as of the date hereof.

         This Agreement shall be governed by the laws of the State of New York, without regard to principles of conflicts of laws.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company, Technologies and the Selling Stockholders a counterpart hereof, whereupon this instrument along with all counterparts and together with the Purchase Agreement shall be a binding agreement among the Underwriter, the Company, Technologies and the Selling Stockholders in accordance with its terms and the terms of the Purchase Agreement.


                           Very truly yours,

                           WATERS CORPORATION

                           By --------------------------------------
                              Name:
                              Title:


                           WATERS TECHNOLOGIES CORPORATION

                           By --------------------------------------
                              Name:
                              Title:


                           THE SELLING STOCKHOLDERS
                           NAMED IN SCHEDULE A HERETO

                           By --------------------------------------
                              Name:
                              Title:  Attorney-in-Fact

Confirmed and accepted as of
  the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
           INCORPORATED

By --------------------------------------
   Name:  Karen B. Harris
   Title: Vice President

                                   SCHEDULE A

                           Number of Shares
  Selling Stockholder      to be Sold























Total.........................


                                   SCHEDULE B


Subsidiaries               Place of Incorporation
------------               ----------------------

Waters Technologies Corporation....Delaware
Waters Investments Limited.........Delaware
TA Instruments, Inc. ..............Delaware
Extrel F.T.M.S. ...................Delaware
Nihon Waters Limited...............Delaware
Nihon Waters K.K. .................Japan
Waters Asia Limited................Delaware
Waters China Limited...............Hong Kong
Waters Operating Corp. ............Delaware
Waters Australia Pty. Ltd. ........Australia
Waters NV..........................Belgium
Waters Ltda. ......................Brazil
Waters Limited/Waters Limitee......Canada
Waters A/S.........................Denmark
Waters Oy..........................Finland
Waters France Holding Corp. .......Delaware
Waters Holding SA..................France
Waters SA..........................France
Waters GmbH........................Germany
Waters S.r.l. .....................Italy
Waters SA de CV....................Mexico
Waters Chromatography BV...........Netherlands
Waters Chromatography Europe BV....Netherlands
Waters Chromatografia SA...........Spain
Waters Sverige AB..................Sweden
Waters AG..........................Switzerland
Waters GesMBH......................Austria
Waters Kft.........................Hungary
Waters Sp.Zo.o.....................Poland
Waters Ltd. .......................U.K.
Phase Separations Ltd. ............U.K.
Phase Separations EURL.............France

Phase Separations B.V. ............Netherlands
Phase Separations Inc. ............Connecticut

                                   SCHEDULE C


Material Subsidiaries      Place of Incorporation
---------------------      ----------------------

Waters Technologies Corporation....Delaware
Waters Investments Limited.........Delaware
TA Instruments, Inc. ..............Delaware
Waters Holding SA..................France
Waters SA. ........................France
Waters GmbH........................Germany
Waters Ltd. .......................U.K.

================================================================================



                               WATERS CORPORATION
                            (a Delaware corporation)

                      ____________ Shares of Common Stock


                               PURCHASE AGREEMENT
                               ------------------



        Dated:  ___________, 1996




================================================================================

                                                                       Exhibit B

                Form of Opinion of Kirkland & Ellis Pursuant to
                  Section 5(b) of the U.S. Purchase Agreement


                                                      ___________, 1996


MERRILL LYNCH, PIERCE, FENNER & SMITH
             INCORPORATED
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, NY 10281-1209

     Re: Waters Corporation
         ------------------

Ladies and Gentlemen:

          We have acted as counsel for Waters Corporation, a Delaware corporation (the "Company"), Waters Technologies Corporation, a Delaware corporation ("Technologies") and the Selling Stockholders, including Bain Capital Fund IV, L.P., Bain Capital Fund IV-B, L.P., BCIP Associates and BCIP Trust Associates, L.P. (collectively, the "Bain Capital Entities"), in connection with the sale, pursuant to the Purchase Agreement (the "Purchase Agreement") dated ___________, 1996, among the Company, Technologies, the selling stockholders named in Schedule A thereto (the "Selling Stockholders"), and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter"), of __________ shares by the Selling Stockholders ("the "Shares"), of the Company's common stock, par value $0.01 per share ("Common Stock"), and the related Price Determination Agreement (the "Price Determination Agreement") dated __________, 1996 among the Company, Technologies, the Selling Stockholders and the Underwriter. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

          We have examined, among other things, the following:

          (1) copies of the Registration Statement on Form S-1 (No. 333-____) filed by the Company with the Commission on _________, 1996 for the purpose of registering the offering of the Shares under the Securities Act, as amended on _________, 1996 and __________, 1996, in each case including all exhibits thereto (as amended to the date hereof, the "Registration Statement");

          (2) a copy of the Company's preliminary prospectus dated __________, 1996 relating to the Shares and a copy of the Company's final prospectus dated __________, 1996, relating to the Shares (the final prospectus, the "Prospectus");

          (3) a copy of the Purchase Agreement and the Price Determination Agreement;

          (4) a copy of the Custody Agreement and Power of Attorney, dated as of October ___, 1996, by and among the Company, the Selling Stockholders, the Attorneys-in-Fact named therein and The First National Bank of Boston (all such agreements collectively, the "Custody Agreement and Power of Attorney");

          (5) certain letter agreements between certain stockholders of the Company in favor of the Underwriter (the "Lock-up Agreements");

          (6) the Registration Rights Agreement made as of August 18, 1994 by and among the Company and certain stockholders of the Company (the "Registration Rights Agreement");

          (7) copies of the certificates of incorporation and byaws of the Company, and Technologies, as amended to date; and

          (8) copies of a unanimous written consent signed by each member of the Board of Directors of the Company on October ___, 1996 and a unanimous written consent signed by each member of the Board of Directors of Technologies on _______________, 1996;.

          The Purchase Agreement, the Price Determination Agreement, and the Custody Agreement and Power of Attorney are collectively referred to as the "Transaction Agreements." The Purchase Agreements, the Price Determination Agreements and the Custody Agreement and Power of Attorney are collectively referred to as the "Selling Stockholder Agreements."

          In addition, we have examined and relied, to the extent we deemed proper, on the originals or copies certified or otherwise identified to our satisfaction of all such corporate or partnership records of the Company and the Bain Capital Entities and such other instruments and certificates of public officials, officers and representatives of the Company and the Bain Capital Entities and other persons, and we have made such investigations of law as we have deemed appropriate. We have assumed the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to the originals of all documents submitted to us as copies, and the authenticity of the originals of all documents submitted to us as copies. In our examination, we have assumed the genuineness of the signatures of persons purportedly signing all documents and instruments, the authority and capacity of such persons signing on behalf of the parties thereto other than the Company and the Bain Capital Entities and the due authorization, execution and delivery of all documents by the parties thereto other than the Company and the Bain Capital Entities.

          As to matters of fact, we have relied (without independent investigation) upon oral or written statements or representations of officers of the Company, the Selling Stockholders and the Bain Capital Entities. Nothing has been brought to our attention which causes us to believe, however, that such statements or representations are misleading.

         To the extent it may be relevant to the opinions expressed herein, (i) we have assumed that the Power of Attorney and Custody Agreement of each Selling Stockholder other than the Bain Capital Entities has been duly authorized, executed and delivered by each party thereto and constitutes a valid and binding agreement of each party thereto other than such Selling Stockholder and the Company and (ii) we are relying upon oral advice of the staff of the Securities and Exchange Commission (the "Commission") that the Commission has issued an order declaring the Registration Statement effective.

         Whenever any statement contained herein with respect to the existence or absence of facts is indicated to be based on our knowledge or awareness, we are referring to the actual knowledge of those Kirkland & Ellis attorneys who have represented the Company and the Bain Capital Entities. Except as expressly set forth herein, where our opinion is based upon our "knowledge," we have not undertaken any independent investigation (other than inquiries of senior officers of the Company and the Bain Capital Entities) to determine the existence or absence of such facts and no inference as to our knowledge concerning such facts should be drawn from the fact of our representation of such entities.

         Subject to the foregoing and to the further assumptions, qualifications and limitations set forth below:

          (i) The Company is a corporation validly existing and in good standing under the General Corporation Law of the State of Delaware with requisite corporate power and authority under such laws to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Purchase Agreement.

          (ii) Each of the Subsidiaries of the Company organized under the laws of the United States and listed on Schedule A hereto (the "Domestic Subsidiaries") is a corporation validly existing and in good standing under the laws of the jurisdiction of its incorporation with requisite corporate power and authority under such laws to own its properties and conduct its business as described in the Prospectus, and is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction set forth opposite such Domestic Subsidiary's name on Schedule A hereto.

          (iii) Each of the Company and Technologies has all necessary corporate power and authority to execute, deliver and perform its obligations under each of the Transaction Agreements to which it is a party; each of the Transaction Agreements has been duly authorized, executed and delivered by each of the Company and Technologies which is a party thereto; and each of the Transaction Agreements constitutes the valid and binding obligation of each of the Company and Technologies which is a party thereto, enforceable against the Company or Technologies, as the case may be, in accordance with its terms.

          (iv) All of the issued and outstanding shares of capital stock of the Company (including the shares of Common Stock to be sold by the Selling Stockholders pursuant to the Purchase Agreement) have been duly authorized and validly issued and are fully paid and non-assessable; and, to our knowledge, none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any stockholder of the Company. The Company has the authorized capitalization set forth in the Prospectus under the caption "Capitalization."

          (v) Except as disclosed in the Prospectus, (a) all of the outstanding shares of capital stock of each Domestic Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable and, based solely upon a review of the stock transfer records of such Domestic Subsidiary, are owned of record by the Company, directly or through one or more Subsidiaries, free and clear of any pledge, lien, security interest, charge, claim, mortgage or encumbrance of any kind, and (b) to our knowledge, none of the outstanding shares of capital stock of the Domestic Subsidiaries was issued in violation of the preemptive or other similar rights of any stockholder of such Domestic Subsidiaries.

          (vi) Except as disclosed in the Prospectus, to our knowledge, there are no outstanding options, warrants or other rights calling for issuance of, and no commitments, obligations, written plans or arrangements to issue, any shares of capital stock of the Company or any Subsidiary or any security convertible into or exchangeable for capital stock of the Company or any Subsidiary.

          (vii) The statements made in the Prospectus under the captions "Description of Capital Stock" and "Description of Certain Indebtedness" have been reviewed by us and are accurate and fairly summarize the agreements or other documents described therein in all material respects.

          (viii) No authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court (other than as required under the securities or blue sky laws of the various states, as to which we express no opinion) is necessary under any applicable law, statute, rule or regulation that in our experience is normally applicable to transactions of the type provided for in the Transaction Agreements in connection with the execution, delivery and performance of the Transaction Agreements by the Company or Technologies or for the sale and delivery of the Shares, except such as have been obtained.

          (ix) The execution, delivery and performance of the Transaction Agreements by the Company or Technologies, as the case may be, and the sale and delivery of the Shares will not result in any violation of the charter or bylaws of the Company or Technologies and do not and will not conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien or encumbrance upon any property or assets of the Company or Technologies under (a) any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument filed as an exhibit to the Registration Statement, (b) any applicable law, statute, rule, or regulation that in our experience is normally applicable to transactions of the type provided for in the Transaction Agreements, or
     (c) any judgment, order, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or Technologies or any of their respective properties, assets or operations described in the Prospectus or as set forth on a schedule attached hereto (which the Company has advised us are the only judgments, orders, writs, injunctions or decrees of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or Technologies or any of their respective properties or operations, by which the Company or Technologies is bound). We express no opinion in clause (b) of this paragraph (ix) with respect to the information contained in, or the accuracy, completeness or correctness of, the Prospectus or the Registration Statement, which matters are dealt with in paragraphs (vii), (xiv) and our separate letter to the Underwriter dated the date hereof.

          (x) We have been advised by the Commission that the Registration Statement was declared effective under the 1933 Act at __________ Eastern Time, on ____________, 1996; the required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or have been threatened by the Commission under the 1933 Act.

          (xi) To our knowledge, other than as disclosed in the Prospectus, there are no legal or governmental proceedings pending or threatened to which the Company or Technologies is or may be a party or to which any property of the Company or Technologies is or may be the subject which, if determined adversely to the Company or Technologies, could, individually or in the aggregate, reasonably be expected to (x) result in a material adverse effect on the financial condition of the Company and its Subsidiaries, considered as one enterprise or (y) materially and adversely affect the execution, delivery and performance by the Company or Technologies of the Transaction Agreements. To our knowledge, there are no statutes or regulations, and no legal or governmental actions, suits or proceedings pending or threatened against the Company or Technologies that are required to be described in the Prospectus that are not so described.

          (xii) To our knowledge, except as set forth in the Prospectus, the Company and the Subsidiaries are in compliance with, and each such entity has not received any notice of any outstanding violation of, all laws, ordinances, rules, regulations, judgments, decrees, orders and statutes applicable to the Company or any Subsidiary and any of their respective operations, except, in either case, where any failure by the Company or any Subsidiary to comply with any such law, regulation, ordinance or rule could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the financial condition of the Company and its Subsidiaries, considered as one enterprise.

          (xiii) To our knowledge, except as set forth in the Prospectus and except as provided in the Registration Rights Agreement, there are no holders of securities (debt or equity) of the Company or any Subsidiary or holders of rights (including, without limitation, preemptive rights), warrants or options to obtain securities of the Company or any Subsidiary who have the right to request the Company or any Subsidiary to register securities held by them under the 1933 Act as a result of the filing of the Registration Statement by the Company or the offering contemplated therein, other than holders who have waived such rights or will not have such rights for the 180-day period after the date of the Prospectus.

          (xiv) The statements made in the Prospectus under the caption "Certain United States Federal Tax Consequences to Non-United States Holders" insofar as they constitute federal statutes, rules and regulations, have been reviewed by us and fairly present the information disclosed therein in all material respects.

          (xv) The Company is not an investment company within the meaning of the Investment Company Act of 1940, as amended.

          (xvi) Each of the Bain Capital Entities has the partnership power and authority to enter into the Selling Stockholder Agreements and to sell, transfer and deliver the Shares to be sold by it under the Purchase Agreement. The Selling Stockholder Agreements have been duly authorized, executed and delivered by or on behalf of each of the Bain Capital Entities and constitute the valid and binding obligations of each of the Bain Capital Entities, enforceable against the Bain Capital Entities in accordance with their terms.

          [(xvii) The Purchase Agreement and the Price Determination Agreement have been duly authorized, executed and delivered by or on behalf of each Selling Stockholder other than the Bain Capital Entities (collectively, the "Minority Stockholders").]

          [(xviii) The Custody Agreement and Power of Attorney constitutes the valid and binding obligation of each Minority Stockholder enforceable against each Minority Stockholder in accordance with its terms.]

          (xix) The execution, delivery and performance of the Selling Stockholder Agreements by or on behalf of the Bain Capital Entities do not and will not result in a violation of the partnership agreement or certificate of limited partnership, as applicable, of the Bain Capital Entities and, to our knowledge, do not and will not conflict with, or result in a breach of any of the terms and provisions of, or constitute a default under (A) any statute, rule or regulation relating to any of the Bain Capital Entities or their legal or regulatory status which in our experience is normally applicable to transactions of the type provided for in the Selling Stockholder Agreements, (B) any material judgment, order, writ, injunction or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over any of the Bain Capital Entities or (C) any material contract, agreement or other instrument listed on Schedule B hereto to which any of the Bain Capital Entities is a party or by which any of them are bound.

          (xx) The execution, delivery and performance of the Selling Stockholder Agreements by or on behalf of each Selling Stockholder will not contravene any provision of the General Corporation Law of the State of Delaware, the laws of the State of New York or the federal laws of the United States of America applicable to such Selling Stockholder, provided that the foregoing opinion is limited to such laws which, in our experience, are normally applicable to public offerings of securities of the type contemplated by the Purchase Agreement excluding laws that are applicable to any Selling Stockholder solely because of its specific status (including regulatory status), other than its status as a Selling Stockholder.

          (xxi) No consent, approval, authorization or order of or qualification by the State of Delaware (as it relates to the General Corporation Law of the State of Delaware), the State of New York or any federal governmental body or agency is required for the performance by any Selling Stockholder of its obligations under the Selling Stockholder Agreements, except such as have been obtained under the Securities Act or such as may be required by the securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriter, provided that the foregoing opinion is limited to such consents, approvals, authorizations, orders or qualification which, in our experience, are normally applicable to public offerings of securities of the type contemplated by the Purchase Agreements excluding consents, approvals, authorizations, orders or qualifications that are applicable to any Selling Stockholder solely because of its specific status (including regulatory status), other than its status as a Selling Stockholder.

          (xxii) Assuming that the Underwriter purchases the Shares to be delivered by or on behalf of the Selling Stockholders at the Closing Time in good faith and without notice of any security interests, claims, liens, equities, encumbrances and other adverse claims as such term is used in
     Section 8-302 of the Uniform Commercial Code as in effect in the State of New York, the delivery of certificates representing such Shares, duly endorsed to the Underwriter or in blank, will pass to the Underwriter valid title to such Shares, free and clear of all security interests, claims, liens, equities, encumbrances and other adverse claims.

         Our opinions are subject to the following further qualifications:

          (a) Our opinions regarding enforceability are subject to (x) the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer or other similar laws, (y) the effect of general principles of equity (regardless of whether enforcement is considered in proceedings at law or in equity), and (z) limitations imposed by federal or state securities laws on principles of public policy to enforcement of rights to indemnification and contribution.

          (b) Our opinions expressed herein are limited to matters governed by the federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Delaware.

          This letter is furnished to you pursuant to Sections 5(b) of the Purchase Agreement, is solely for your benefit, and is not to be used, circulated, quoted or otherwise relied upon by any other person or by you for any other purpose, without our prior written consent.


                                         Very truly yours,

                       Schedule A - Domestic Subsidiaries
                       ----------------------------------

                                                   Jurisdiction(s) in which
                               Jurisdiction of      Qualified as a Foreign
Subsidiary                      Organization              Corporation
---------------------------    ---------------    --------------------------

Waters Technologies          Delaware         California, Colorado,Connecticut,
 Corporation                                  Florida, Georgia, Iowa, Indiana,
                                              Kentucky, Maryland, Massachusetts,
                                              Michigan, Minnesota, Missouri,
                                              Montana, New Jersey, New York,
                                              North Carolina, Ohio, Oregon,
                                              Pennsylvania, South Carolina,
                                              Texas, Virginia, Washington, West
                                              Virginia, Wisconsin

Waters Investments Limited   Delaware         None

TA Instruments, Inc.         Delaware         [                        ]

          Schedule B - Material Contracts of the Bain Capital Entities
          ------------------------------------------------------------

Agreement of Limited Partnership of Bain Capital Fund IV, L.P. ("Fund IV"), dated April 12, 1993

Certificate of Limited Partnership for Fund IV, dated August 28, 1992

Investment and Advisory Agreement, dated April 16, 1993 between Fund IV and Bain Capital, Inc.

Agreement of Limited Partnership of Bain Capital Fund IV-B, L.P. ("Fund IV-B"), dated April 12, 1993

Certificate of Limited Partnership for Fund IV-B, dated April 6, 1993

Investment and Advisory Agreement, dated April 16, 1993 between Fund IV-B and Bain Capital, Inc.

Agreement of Limited Partnership of Bain Capital Partners IV, L.P. ("BCP-IV"), dated April 5, 1993

Certificate of Limited Partnership for BCP-IV, dated August 28, 1992

Certificate of Incorporation of Bain Capital Investors, Inc., dated April 5,
1993

Amended and Restated Partnership Agreement of BCIP Associates dated as of January 24, 1991

Amended and Restated Limited Partnership Agreement of BCIP Trust Associates dated as of January 24, 1991

                                                                __________, 1996


MERRILL LYNCH, PIERCE, FENNER & SMITH
             INCORPORATED
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, NY 10281-1209

     Re: Waters Corporation
         ------------------

Ladies and Gentlemen:

       We have acted as counsel for Waters Corporation, a Delaware corporation (the "Company") and Waters Technologies Corporation, a Delaware corporation ("Technologies") in connection with (i) the Purchase Agreement (the "Purchase Agreement") dated __________, 1996, among the Company, Technologies, the selling stockholders named in Schedule A thereto (the "Selling Stockholders"), and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") and (ii) the related Price Determination Agreement dated __________, 1996 among the Company, Technologies, the Selling Stockholders and the Underwriter.
Capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement.

       Because the primary purpose of our professional engagement was not to establish factual matters and because of the wholly or partially non-legal character of many determinations involved in the preparation of (i) the Registration Statement on Form S-1 (Registration No. 333-____) (as amended, the "Registration Statement"), in each case as filed by the Company with the Securities and Exchange Commission (the "Commission"), and (ii) the final prospectus, dated ___________, 1996 (the "Prospectus") filed by the Company with the Commission on ____________, 1996, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except to the extent expressly set forth in paragraphs (vii) and (xiv) of our opinion letter to you of even date herewith) and make no representation that we have independently verified the accuracy, completeness or fairness of such statements (except as aforesaid).

     However, in our capacity as special counsel to the Company and the Selling Stockholders, we have participated in the preparation of the Registration Statement and the Prospectus and we met with and participated in telephone conferences with representatives of the Company, representatives of Bain Capital, Inc., representatives of Coopers & Lybrand L.L.P., the Company's independent auditors, your representatives and representatives of Fried, Frank, Harris, Shriver & Jacobson, your legal counsel, during which the contents of the Registration

Statement and the Prospectus and related matters were discussed. In addition, we reviewed certain documents furnished to us by the Company and the Selling Stockholders.

       Based on our participation in the above-mentioned conferences, our review of the documents described above, our understanding of applicable law and the experience we have gained in our practice thereunder, we advise you that (i) the Registration Statement, at the time it became effective, and the Prospectus (in each case other than the financial statements and related schedules and financial data therein, as to which we express no opinion) comply as to form in all material respects with the requirements of the Securities Act of 1933, as amended, and the rules and regulations thereunder except that we express no opinion in this clause (i) with respect to the matters covered by the following clause (ii); (ii) although we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except for those referred to in paragraphs (vii) and (xiv) of our opinion letter to you of even date herewith), on the basis of our understanding of applicable law and experience we have gained in our practice thereunder, nothing has come to our attention that would cause us to believe that, as of its effective date, the Registration Statement (including the Rule 430A Information but excluding the financial statements and related schedules and financial data therein, as to which we express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of their dates, the Prospectus or any amendment or supplement thereto (other than the financial statements and financial data therein, as to which we express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that, as of the Closing Time, either the Registration Statement or the Prospectus (in each case other than the financial statements and related schedules and financial data therein, as to which we express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (iii) we do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

       This letter is furnished to you pursuant to Section 5 (b) of the Purchase Agreement, is solely for your benefit, and is not to be used, circulated, quoted or otherwise relied upon by any other person or by you for any other purpose, without our prior written consent.


                                    Very truly yours,

                                      C-2